May 7, 2008 Steven R. Lewis, President & CEO Camco Financial Corporation Acquisition of “Statewide Strategic Expansion” Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market are as the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market are as the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-
looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Statewide Strategic Expansion
•
Creates statewide competitor
•
Accelerates growth initiatives in Columbus, Cincinnati and Dayton
•
Geographically diversifies balance sheet
•
Complements existing Loan Production Office (“LPO”) network
•
Low pro-forma cost structure to support $1 billion asset base
•
Deal does not rely on balance sheet growth to generate high
investment returns
•
Thorough due diligence on asset quality
•
Low transaction pricing ratios
•
Low execution risk

Transaction Summary
(1) Based on FPFC stock price of $14.00 per share
December 2008 Expected Closing
Complete Due Diligence
Rick Baylor, President & CEO of CAFI, will be named Regional President of newly created Southern Ohio Region
Management
FPFC will add two CAFI directors Holding Company Board
$3.8 million (3.9% of stated deal value) Break-Up Fee
$13.58 per share Fixed Cash Price
$11.20 and $16.80 Collars
0.97 FPFC shares for each CAFI share Fixed Exchange Ratio
73.5% stock/26.5% cash, subject to election and proration Fixed Consideration Mix
$13.58 per share Implied Value Per Share
(1)
$97.2 million Transaction Value
(1)

All bank deals announced since October 1, 2007, involving banks with assets between $500 million and $3 billion
(1) Based on 12/31/07 financial results
(2) Excludes CDs greater than $100,000
6 Guideline Transactions
0.28% 0.49% 1.14% 2.99% NPA’s/Assets of Seller
21.7% 17.5% 15.6% 2.7% Core Deposit Premium
273% 251% 216% 119% Price/Tangible Book Value
24.4x 21.1x 18.6x 21.6x Price/LTM EPS
75
Percentile Median
25
Percentile
FPFC/
CAFI
(1)
Transaction Pricing Multiples

th th
(2)

All bank deals announced since January 1, 2008
(1) 20 of 27 transactions involved banks under $200 million in assets
(2) Based on 12/31/07 financial results
(3) Excludes CDs greater than $100,000
27 Guideline Transactions
0.05% 0.43% 1.64% 2.99% NPA’s/Assets of Seller
17.2% 12.5% 7.3% 2.7% Core Deposit Premium
230% 196% 150% 119% Price/Tangible Book Value
25.4x 20.6x 17.8x 21.6x Price/LTM EPS
75
Percentile Median
25
Percentile
FPFC/
CAFI
(2)
Transaction Pricing Multiples

th th
(1)
(3)

Camco Financial Corporation
•
Headquartered in Cambridge, Ohio
•
Assets of $1.0 billion
•
23 branches in Ohio, Kentucky and West Virginia
•
Greater Cincinnati – 9 offices
•
Greater Columbus – 5 offices
•
I-77 Corridor (New Philadelphia/Cambridge/Marietta) – 9 offices
•
5 acquisitions and 1 divestiture since 1996
•
Business lines – commercial banking, mortgage banking and Camco
Title Agency

Transaction Rationale
•
CAFI management involvement
•
Both companies have extensive track record in integrating acquisitions
•
Thorough due diligence
Low Execution Risk
•
Identified cost savings
•
Immediately accretive to GAAP EPS
•
Low transaction pricing multiples
Compelling Economics
•
Similar community banking philosophy and culture
•
Opportunity to leverage FPFC wealth management, insurance, brokerage and private banking platforms
•
Expanded commercial lending and treasury management product
offerings
Strategic Fit
•
Complementary with existing LPO’s and pending OC Financial
acquisition
•
Accelerates growth initiatives in Columbus, Cincinnati and Dayton
•
Geographically diversifies balance sheet
Geographic Fit

Asset Quality Due Diligence

•
No subprime lending
•
Reviewed all material delinquent, non-performing and classified loans
•
Reviewed all OREO properties
•
Reviewed 61% of A&D relationships over $250,000
•
Reviewed all commercial loan relationships in excess of $1 million.
53% of the commercial portfolio reviewed.
•
NPA’s measured $34.0 million at March 31, 2008, up from $30.5 million at December 31, 2007

FIRST PLACE FINANCIAL CORPORATION

43 Retail Locations
23 Camco Locations
2 Ohio Central
20 LPOs
2 Business Financial Services Centers
APB Financial Group
Michigan
Grand Rapids
Flint
Ann Arbor
Battle Creek
Detroit
Toledo
Cleveland
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburg
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia
MI
PA
IN
OH
NC
Charlotte
Mecklenburg

10 Evolving Statewide Competitor

Pro Forma Financial Impact
•
Transaction costs estimated at $15.9 million pre-tax and $11.0 million after-tax
•
Cost savings equal to 31% of CAFI cost structure
•
No retail branch closures modeled
•
Cost structure to operate $1 billion CAFI franchise estimated at less than $20 million annually
•
Cost savings phased in 75% in 2009 and 100% in 2010
•
Incremental revenue enhancement estimated at $500,000 in 2009 and $1.0 million in 2010
•
Baseline projected asset growth of 2.0% annually

Compelling Economics • Internal Rate of Return of 20.6% • Tangible Book Value Payback in 5.1 Years • Immediate and significant EPS accretion • Maintenance of well-capitalized position 12

Immediately Accretive to EPS
(2)
Pro forma incremental GAAP net income divided by incremental FPFC shares issued in transaction
(1)
Based on  management EPS estimate of $1.25 in calendar 2008 increased by 6% in 2009 and 2010
61.4% 15.0% FPFC % Accretion
$0.86 $0.20 FPFC $ Accretion
$2.26 $1.53 Incremental GAAP EPS
14.6% 3.8% FPFC % Accretion
$0.21 $0.05 FPFC $ Accretion
$1.61 $1.38 Pro Forma GAAP EPS
$1.40 $1.33 FPFC Stand Alone
2010 2009

(2)
(1)

Pro Forma Capital
11.17% 11.02% Total Risk-Based
10.10% 10.05% Tier 1 Risk-Based
7.45% 7.40% Tier 1 Leverage
First Place Bank
11.16% 11.79% Total Risk-Based
10.03% 10.74% Tier 1 Risk-Based
7.75% 8.39% Tier 1 Leverage
6.12% 6.42% Tangible Equity/Assets
FPFC Consolidated
Pro Forma FPFC
12/31/07